Vanguard® Baillie Gifford Global Positive Impact Stock Fund
Schedule of Investments (unaudited)
As of March 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (94.8%)
Belgium (3.0%)
	Umicore SA	185,336	6,287
Brazil (1.9%)
*	NU Holdings Ltd. Class A	852,219	4,057
Canada (5.4%)
*	Shopify Inc. Class A (XTSE)	201,075	9,640
*	AbCellera Biologics Inc.	246,071	1,855
			11,495
Denmark (9.0%)
[1]	Orsted A/S	82,745	7,055
	Novozymes A/S Class B	121,723	6,233
	Chr Hansen Holding A/S	75,945	5,777
			19,065
Germany (2.7%)
	Sartorius AG Preference Shares	13,753	5,796
Indonesia (4.0%)
	Bank Rakyat Indonesia Persero Tbk PT	26,430,917	8,375
Japan (2.1%)
	M3 Inc.	176,200	4,435
Kenya (0.3%)
	Safaricom plc	4,299,300	588
Netherlands (7.1%)
	ASML Holding NV	21,976	14,975
South Africa (2.2%)
*	Discovery Ltd.	598,599	4,696
Sweden (2.5%)
	Nibe Industrier AB Class B	467,647	5,331
Taiwan (5.4%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	650,000	11,391
United Kingdom (0.6%)
	FDM Group Holdings plc	148,837	1,331
United States (48.6%)
*	MercadoLibre Inc.	12,753	16,809
*	Moderna Inc.	70,569	10,838
	Deere & Co.	24,305	10,035
*	DexCom Inc.	82,143	9,543
*	Alnylam Pharmaceuticals Inc.	43,969	8,808
*	Illumina Inc.	32,603	7,582

		Shares	Market Value ($000)
	Xylem Inc.	71,938	7,532
*	Tesla Inc.	33,472	6,944
*	Duolingo Inc.	33,562	4,786
	Ecolab Inc.	27,188	4,501
*	Autodesk Inc.	21,367	4,448
*	10X Genomics Inc. Class A	72,717	4,057
*	Remitly Global Inc.	141,731	2,402
*	Coursera Inc.	173,186	1,995
*	Teladoc Health Inc.	68,505	1,774
*	Peloton Interactive Inc. Class A	49,486	561
[2]	ABIOMED Inc. CVR	16,638	17
			102,632
Total Common Stocks (Cost $201,197)			200,454
Participatory Notes (4.0%)
India (4.0%)
*	CLSA Global Markets Pte. Ltd., Housing Development Finance Corp. Ltd. 6/30/25 (Cost $7,765)	262,881	8,335
Temporary Cash Investments (0.7%)
Money Market Fund (0.7%)
[3]	Vanguard Market Liquidity Fund 4.839% (Cost $1,562)	15,626	1,562
Total Investments (99.5%) (Cost $210,524)			210,351
Other Assets and Liabilities—Net (0.5%)			1,039
Net Assets (100%)			211,390
Cost is in $000.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2023, the aggregate value was $7,055,000, representing 3.3% of net assets.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
CVR—Contingent Value Rights.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C. Participation Notes (P-Notes): P-Notes are issued by banks or broker-dealers as general unsecured obligations and are designed to replicate the performance of foreign companies measured by the change in the value of an underlying security while not holding the actual shares of the underlying security. These investments are typically used to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of March 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	118,167	—	17	118,184
Common Stocks—Other	—	82,270	—	82,270
Participatory Notes	—	8,335	—	8,335
Temporary Cash Investments	1,562	—	—	1,562
Total	119,729	90,605	17	210,351